CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 29, 1993, included in Donnelly Corporation's Form 10-K for the year ended July 3, 1993, and to all references to our firm included in this Registration Statement.



                                      /s/  KPMG PEAT MARWICK

                                   KPMG PEAT MARWICK


Dublin, Ireland
September 14, 1994



































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